Employee Benefit Plan, Risk and Uncertainty (Details)	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
EBP, Risk and Uncertainty [Line Items]
EBP, Risk and Uncertainty	Risks and Uncertainties
The Plan invests in various investment securities including Park National Corporation Common Stock, mutual funds, and interest bearing accounts. Investment securities are exposed to various risks such as interest rate, market, liquidity and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the statements of net assets available for benefits.